Exhibit 99.1

FORM OF VOTING AGREEMENT

This VOTING AGREEMENT, dated as of September 23, 2015 (this “Agreement”), is entered into by and among HG (Bermuda) Limited, an exempted company incorporated with limited liability under the laws of Bermuda (“Seller”), the undersigned shareholders of Seller (each solely in their capacity as such, the “Shareholders”) and Korn/Ferry International, a Delaware corporation (“Buyer” and, together with Seller and the Shareholders, the “Parties” and each, a “Party”).

WHEREAS, Seller owns all the issued and outstanding (a) shares, par value €25 per share (collectively, the “Ordinary Shares”), of HG (Luxembourg) S.à r.l., a private limited liability company (société à responsabilité limitée) organized under the laws of Luxembourg (“Luxco”), and (b) non-interest bearing convertible preferred equity certificates, par value €25 per certificate, of Luxco (the “CPECs”);

WHEREAS, promptly following the execution of this Agreement, Seller and Buyer, will enter into that certain Stock Purchase Agreement in the form attached hereto as Exhibit A (with such ministerial additions, deletions and modifications as necessary to complete any missing terms or to correct any scrivener’s error in such form, and as may be amended, supplemented or otherwise modified from time to time in accordance with its terms, the “SPA”), providing for, among other things, the sale, conveyance, transfer, assignment and delivery of the Ordinary Shares and the CPECs, by Seller to Buyer in exchange for an aggregate amount in cash and number of validly issued, fully paid and non-assessable shares of common stock of Buyer, par value $0.01 per share and the other transactions contemplated by the SPA (collectively, the “Transactions”);

WHEREAS, each Shareholder owns the number of preferred shares, par value $0.01 per share, of Seller set forth adjacent to such Shareholder’s name on Schedule I attached hereto (the “Owned Shares”); and

WHEREAS, for purposes of inducing Buyer to enter into the SPA, Buyer has required that the Shareholders agree, and the Shareholders are willing, to enter into this Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt, sufficiency and adequacy of which is hereby acknowledged, the Parties agree as follows:

1. Representations of the Shareholders. Each of the Shareholders, severally and not jointly, represents and warrants to Buyer that:

(a) Such Shareholder has the legal capacity and all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by such Shareholder and constitutes a valid and binding obligation of such Shareholder, enforceable in accordance with its terms, subject to the Bankruptcy and Equity Exception. If the Shareholder is married or is in a legally equivalent relationship and the Owned Shares of such Shareholder constitute community property or otherwise need approval by such Shareholder’s spouse or such other person with equivalent legal rights and obligations or other approval for this Agreement to be legal, valid and binding with respect to such Owned Shares, this Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of, such Shareholder’s spouse or such other Person with equivalent legal rights and obligations, enforceable against such spouse or such other Person with equivalent legal rights and obligations in accordance with its terms, subject to the Bankruptcy and Equity Exception. No additional organizational or shareholder authorization or consent or any other proceedings are necessary to authorize the execution, delivery and performance by such Shareholder of this Agreement.

(b) Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will violate, conflict with or result in a breach of, or constitute a default (or an event which, with notice or lapse of time or both, would result in a breach or constitute a default) under, (i) any agreement or arrangement, whether oral or written, binding upon such Shareholder or his, her or its property or assets (including its Owned Shares); (ii) any judgment, writ, decree, order or ruling affecting such Shareholder or its Owned Shares; or (iii) the Organizational Documents of such Shareholder (in the event such Shareholder is not an individual).

(c) To the actual knowledge of such Shareholder, no material consent, approval, waiver, authorization, notice or filing is required to be obtained by such Shareholder, or to be given by such Shareholder to, or be made by such Shareholder with, any Government Entity in connection with the execution, delivery and performance by such Shareholder of this Agreement.

(d) Such Shareholder is: (i) the holder of and has the right to vote the Owned Shares set forth adjacent to such Shareholder’s name on Schedule I attached hereto; and (ii) the record and beneficial owner of, or is trustee of a trust that is the record holder of and whose beneficiaries are the beneficial owners of, and has good title to, the Owned Shares set forth adjacent to such Shareholder’s name on Schedule I attached hereto, free and clear of any lien, mortgage, pledge, charge, security interest or other encumbrance. Such Shareholder does not own, of record or beneficially, any voting security of Seller other than as set forth adjacent to such Shareholder’s name on Schedule I attached hereto. Such Shareholder has the sole right to vote, or to dispose of, such Owned Shares, and none of such Owned Shares are subject to any legally binding proxy, power-of-attorney or other agreement or arrangement, whether oral or written, with respect to the voting of such Owned Shares, except as contemplated by this Agreement. Except for the SPA and this Agreement and, if such Shareholder is a trust, except as may be required under the terms of such trust, (i) there are no agreements or arrangements, oral or written, obligating such Shareholder to sell, transfer, assign, grant a participating interest in, option, pledge, hypothecate or otherwise dispose of or encumber (each, a “Transfer”) or cause the Transfer of, any Owned Shares, and (ii) no Person has any legally binding contractual or other right or obligation to purchase or otherwise acquire any of such Shareholder’s Owned Shares.

(e) There is no Action pending or, to the actual knowledge of such Shareholder, threatened in writing, against such Shareholder or its properties and assets (including the Owned Shares) that would prevent or materially delay or impair the ability of such Shareholder to perform its obligations under this Agreement.

2. Representations of Seller. Seller represents and warrants to Buyer that:

(a) Seller has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Seller, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Seller. This Agreement has been duly executed and delivered by Seller and constitutes a valid and binding obligation of Seller enforceable in accordance with its terms, subject to the Bankruptcy and Equity Exception.

(b) Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will violate, conflict with or result in a breach, or constitute a default (or an event which, with notice or lapse of time or both, would result in a breach or constitute a default) under, (i) any agreement or arrangement, whether oral or written, binding upon Seller or its property or assets; (ii) any judgment, writ, decree, order or ruling affecting Seller or its property or assets; or (iii) its Organizational Documents.

(c) To the Knowledge of Seller, no material consent, approval, waiver, authorization, notice or filing is required to be obtained by such Shareholder, or to be given by Seller to, or be made by Seller with, any Government Entity in connection with the execution, delivery and performance by Seller of this Agreement.

(d) There is no Action pending or, to the Knowledge of Seller, threatened in writing, against Seller or its properties and assets that would prevent or materially delay or impair the ability of Seller to perform its obligations under this Agreement.

3. Representations of Buyer. Buyer represents and warrants to each Shareholder and Seller that:

(a) Buyer has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Buyer, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Buyer. This Agreement has been duly executed and delivered by Buyer and constitutes a valid and binding obligation of Buyer enforceable in accordance with its terms, subject to the Bankruptcy and Equity Exception.

(b) Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will violate, conflict with or result in a breach, or constitute a default (or an event which, with notice or lapse of time or both, would result in a breach or constitute a default) under, (i) any agreement or arrangement, whether oral or written, binding upon Buyer or its property or assets; (ii) any judgment, writ, decree, order or ruling affecting Buyer or its property or assets; or (iii) its Organizational Documents.

(c) To the Knowledge of Buyer, no material consent, approval, waiver, authorization, notice or filing is required to be obtained by such Shareholder, or to be given by Seller to, or be made by Seller with, any Government Entity in connection with the execution, delivery and performance by Buyer of this Agreement.

(d) There is no Action pending or, to the Knowledge of Buyer, threatened in writing, against Buyer or its properties and assets that would prevent or materially delay or impair the ability of Buyer to perform its obligations under this Agreement.

4. Shareholder Covenants. Each Shareholder, severally and not jointly, irrevocably and unconditionally agrees that:

(a) From and after the date of this Agreement and until the termination of this Agreement in accordance with Section 8, at the Shareholders Meeting or at any postponement, recess or adjournment thereof or in any other circumstances upon which a vote, consent or other approval (including written consent of the shareholders of Seller) with respect to the Transactions is sought, each Shareholder shall vote (or cause to be voted) the Owned Shares in favor of the approval of the Transactions.

(b) From and after the date of this Agreement and until the termination of this Agreement in accordance with Section 8, at any meeting of the shareholders of Seller or at any postponement, recess or adjournment thereof (however called) or in any other circumstances upon which a vote, consent or other approval (including written consent of the shareholders of Seller) of all or some of the shareholders of Seller is sought, each Shareholder shall vote (or cause to be voted) its Owned Shares against (A) any transaction (other than the Transactions), such as a merger, consolidation, business combination tender or exchange offer, reorganization, recapitalization, liquidation, dissolution, or winding-up, sale or Transfer of all or substantially all of the assets or securities of Luxco or Seller, whether in one transaction or in a series of transactions (including any Acquisition Proposal whether or not the Ownership Board has effected a Change in Recommendation) or (B) against any other action that would reasonably be expected to interfere with or delay the consummation of the Transactions (including any action or agreement that would (I) result in a willful and material breach of the SPA and (II) would preclude the satisfaction of any of the conditions set forth in Article VI of the SPA (so long as Buyer is in material compliance with its material obligations under the SPA)).

(c) From and after the date of this Agreement and until the termination of this Agreement in accordance with Section 8, except as provided in the next to the last sentence of this Section 4(c) each Shareholder shall not, directly or indirectly, (i) Transfer or enter into any legally binding agreement or arrangement, whether oral or written, with respect to the Transfer of, any Owned Shares to any Person, or (ii) grant any proxies, deposit any Owned Shares into any voting trust or enter into any voting arrangement, whether by proxy, voting agreement or otherwise, with respect to the Owned Shares, in each case, other than in accordance with this Agreement and the SPA. Notwithstanding anything to the contrary in this Agreement, each Shareholder shall have the right to Transfer his, her or its Owned Shares to a Permitted Transferee (as defined in this Section 4(c)) of such Shareholder, provided that such Permitted Transferee shall have agreed in writing, in a manner reasonably acceptable to Buyer, (x) to accept such Owned Shares subject to terms and conditions of this Agreement, and (y) to be bound by this Agreement and to agree and acknowledge that such Person shall constitute a Shareholder for all purposes of this Agreement. For purposes of this Agreement, “Permitted Transferee” means, with respect to any Shareholder, (A) any other Shareholder, (B) a spouse (or such other Person with equivalent legal rights and obligations) or lineal descendant (whether natural or adopted), sibling, parent, heir, executor, administrator, testamentary trustee, lifetime trustee or legatee of such Shareholder, (C) any trust, the trustees of which include only the Persons named in clauses (A) and (B) of this Section 4(c), (D) any corporation, limited liability company or partnership, the shareholders, members or general or limited partners of which include only the Persons named in clauses (A) or (B) of this Section 4(c) or (E) if such Shareholder is a trust, the beneficiary or beneficiaries authorized or entitled to receive distributions from such trust.

(d) Such Shareholder shall cooperate on a commercially reasonable efforts basis with Seller and Buyer in (i) preparing and filing documentation, (ii) effecting applications, notices, petitions, filings and other documents and (iii) obtaining permits, consents, orders, approvals and authorizations necessary to consummate the Transactions.

(e) Such Shareholder shall not knowingly, and shall not authorize or knowingly permit any Representatives of such Shareholder (to the extent such Shareholder has the ability to direct such Representative) to breach the terms of Section 5.7(a) of the SPA.

(f) Such Shareholder hereby waives any rights of appraisal, or rights to dissent from the Transactions that such Shareholder may have under applicable Law.

5. Shareholders’ Capacity. No Person executing this Agreement who is or becomes during the term of this Agreement a director, officer or other fiduciary of Seller or Luxco shall be deemed to make any agreement or understanding in this Agreement in such Person’s capacity as a director, officer or other fiduciary of Seller or Luxco. Each Shareholder is entering into this Agreement solely in its capacity as the record holder or beneficial owner of, or the trustee of a trust whose beneficiaries are the beneficial owners of, such Shareholder’s Owned Shares and nothing herein shall, or shall be deemed or construed to, limit or affect any fiduciary duties such Shareholder may have to Seller or Luxco in its capacity as a director, officer or other fiduciary of Seller or Luxco or any actions taken by a Shareholder in its capacity as such a director, officer or other fiduciary.

6. Additional Owned Shares. Each Shareholder agrees that all Preferred Shares that such Shareholder purchases, acquires the right to vote or shares in the voting of, or otherwise acquires beneficial ownership of after the execution of this Agreement shall be subject to the terms of this Agreement and shall constitute Owned Shares of such Shareholder for all purposes of this Agreement.

7. Revocation of Prior Proxies; Irrevocable Proxy. The Shareholders hereby revoke any and all previous proxies with respect to the Owned Shares. The Shareholders hereby irrevocably (to the fullest extent permitted by applicable Law) appoint any individual Shareholder designated in writing by the Ownership Board, as its proxy and attorney-in-fact (with full power of substitution), for and in his, her or its name, place and stead, to vote or express consent on any matter specified in, and in accordance with, Section 4. For the avoidance of doubt, the Shareholders may vote the Owned Shares on all matters other than those specified in Section 4. The Shareholders hereby affirm that the irrevocable proxy set forth in this Section 7 is given in connection with the execution of the SPA, and that such irrevocable proxy is given to secure the performance of the duties of the Shareholder under this Agreement. Except as otherwise provided for herein, the Shareholder hereby (i) affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked and (ii) ratifies and confirms all that the proxies appointed hereunder may lawfully do or cause to be done by virtue hereof. Notwithstanding any other provisions of this Agreement, the irrevocable proxy granted hereunder shall automatically terminate upon the termination of this Agreement.

8. Termination. This Agreement shall commence on the date hereof and terminate upon the earlier to occur of (a) the Closing or (b) the termination of the SPA in accordance with its terms; provided, however, that if the SPA is terminated in any circumstance where the Required Shareholder Approval has not been previously received, the restrictions set forth in Section 4(b) shall continue to apply for twelve months from and after such termination (except for any circumstance where the SPA is terminated by Buyer pursuant Section 8.2(b) of the SPA). Upon termination of this Agreement in accordance with its terms, except for any rights any Party may have in respect of any breach by any other Party of its or his or her obligations hereunder, none of the Parties shall have any further obligation or liability hereunder.

9. Specific Performance. Each Shareholder and Seller agrees that his, her or its failure to perform the agreements and covenants hereunder will cause irreparable injury to Buyer for which damages, even if available, may not be an adequate remedy. Accordingly, Buyer, without prejudice to any rights to judicial relief it may otherwise have, shall be entitled to equitable relief, including injunction and/or specific performance, in the event of any breach or threatened breach of any provision of this Agreement. Each Shareholder and Seller agree that she, he or it will not oppose the granting of such relief on the basis that Buyer has an adequate remedy at law and that each Shareholder and Seller (as applicable) will pay any fees that Buyer may incur in enforcing this Agreement. Each Shareholder and Seller also agree that she, he or it will not seek and will agree to waive any requirement for the securing or posting of a bond in connection with Buyer’s seeking or obtaining such relief.

10. Notices. All notices, requests, instructions, consents, claims, demands, waivers and other communications to be given or made on the date of receipt by the recipient thereof if received prior to 5:00 p.m. in the place of receipt and such day is a Business Day (or otherwise on the next succeeding Business Day) if (a) served by personal delivery or by a nationally recognized overnight courier service upon the Party for whom it is intended, (b) delivered by registered or certified mail, return receipt requested, or (c) sent by facsimile or email; provided that the facsimile or email transmission is promptly confirmed by telephonic confirmation thereof. Such communications must be sent to the respective Parties at the following addresses, facsimile numbers or email addresses (or at such other address, facsimile number or email address for a Party as shall be specified for such purpose in a notice given in accordance with this Section 10):

If to Seller:

HG (Bermuda) Limited
SE Pearman Building, 3rd Floor
9 Par-la-Ville Rd
Hamilton, Bermuda
HM 08
Attention: Chris R. Matthews
Telephone: (441) 474-5310
Email: chris.matthews@haygroup.com

with a copy to (which shall not constitute notice):

Sullivan & Cromwell LLP
125 Broad Street
New York, New York 10004
Attention: George J. Sampas
Telephone: (212) 558-4000
Facsimile: (212) 558-3588
Email: sampasg@sullcrom.com

If to Buyer:

Korn/Ferry International
1900 Avenue of the Stars
Suite 2600
Los Angeles, California 90067
Attention: Gary Burnison
Telephone: (310) 226-2613
Email: gary.burnison@kornferry.com

with a copy to (which shall not constitute notice):

Morrison & Foerster LLP
707 Wilshire Boulevard
Los Angeles, California 90017
Attention: Michael Cohen
Telephone: (213) 892-5404
Facsimile: (323) 210-1353
Email: mcohen@mofo.com

If to a Shareholder, to the address or email set forth for such Shareholder on the signature page hereof.

11. Governing Law; Submission to Jurisdiction; Selection of Forum; Waiver of Trial by Jury.

(a) This Agreement shall be governed by, and construed in accordance with, the Laws of the State of New York, without regard to the conflict of laws, rules or principles thereof (other than New York General Obligations Law sections 5-1401 and 5-1402) (or any other jurisdiction) to the extent such rules or principles would direct a matter to another jurisdiction.

(b) All Actions arising out of or relating to this Agreement or the transactions contemplated hereby shall be heard and determined exclusively in the United States District Court for the Southern District of New York or any federal court sitting in the Borough of Manhattan of the City of New York; provided, however, that if such federal court does not have jurisdiction over such Action, such Action shall be heard and determined exclusively in any state court sitting in the Borough of Manhattan of the City of New York. Consistent with the preceding sentence, the Parties (i) irrevocably submit to the exclusive jurisdiction of any federal or New York state court sitting in the Borough of Manhattan of the City of New York for the purpose of any Action arising out of or relating to this Agreement or the transactions contemplated hereby brought by any party, (ii) irrevocably waive, and agree not to assert by way of motion, defense or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Agreement or any of the transactions contemplated hereby may not be enforced in or by any of the above-named courts and (iii) irrevocably consent to and grant any such court exclusive jurisdiction over the Person of such parties and over the subject matter of such Action and agree that mailing of process or other papers in connection with any such Action in the manner provided in Section 10 or in such other manner as may be permitted by applicable Law shall be valid and sufficient service thereof.

(c) EACH OF THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH OF THE PARTIES HEREBY (i) CERTIFIES THAT NO

REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ACTION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS Section 11(c).

12. Amendments; Waivers. This Agreement may only be amended by a separate writing signed by the Parties, expressly so amending this Agreement. Any provision of this Agreement may be waived by the Party entitled to the benefit thereof, if in writing and signed by the Party entitled to the benefit thereof. It is agreed that no failure or delay by Seller, Buyer or any of the Shareholders in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege.

13. Severability. It is understood and agreed that if any provision contained in this Agreement or the application thereof to the Parties, or any other Person or circumstance shall be invalid, illegal or unenforceable in any respect under any applicable Law as determined by a court of competent jurisdiction, the validity, legality and enforceability of the remaining provisions contained in this Agreement, or the application of such provision to such Persons or circumstances other than those as to which it has been held invalid, illegal or unenforceable, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby. In the case of any such invalidity, illegality or unenforceability, a suitable and equitable provision shall be substituted therefore in order to carry out, so far as may be valid, legal and enforceable, the intent and purpose of such invalid, illegal or unenforceable provision and this Agreement.

14. Third-Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to confer upon any Person other than Seller, Buyer, the Shareholders and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

15. Assignments. No Party may assign any of its rights or delegate any of its obligations under this Agreement, by operation of Law or otherwise, without the prior written consent of the other Parties and any attempted or purported assignment in violation of this Section 15 shall be null and void, provided that, prior to the Closing, Buyer may, in its sole discretion as long as such assignment would not delay the Closing, without the consent of Seller or the Shareholders, assign all or a portion of its rights and/or delegate all or a portion of its obligations under this Agreement to an Affiliate of Buyer, provided that such assignment shall not relieve Buyer of its obligations hereunder.

16. Entire Agreement. Subject to Section 9.4 of the SPA, this Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes all other prior and contemporaneous agreements, negotiations and understandings, both written and oral, between the Parties with respect to the subject matter hereof.

17. Further Assurances. Each Party shall execute and deliver such additional instruments and other documents and shall take such further actions as may be necessary or desirable to effectuate, carry out and comply with all of the terms of this Agreement and the transactions contemplated hereby.

18. Defined Terms; Interpretation.

(a) Except as otherwise provided herein, capitalized terms that are used but not otherwise defined herein shall have the respective meanings assigned to them in the SPA.

(b) When reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement, unless otherwise indicated. The headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa. Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”

(c) The Parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

19. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same agreement. A signed copy of this Agreement delivered by facsimile, email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed or caused this Agreement to be duly executed as of the date first written above.

HG (BERMUDA) LIMITED

By:
Name: Chris R. Matthews
Title: Chief Executive Officer

KORN/FERRY INTERNATIONAL

By:
Name: Gary Burnison
Title: Chief Executive Officer

[Signature Page to Voting Agreement]

SHAREHOLDERS

By:		By:
	Name:		Name:
	Address:		Address:
	Email:		Email:

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	Name:		Name:
	Address:		Address:
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	Address:		Address:
	Email:		Email:

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	Address:		Address:
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	Address:		Address:
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	Address:		Address:
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	Name:		Name:
	Address:		Address:
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By:		By:
	Name:		Name:
	Address:		Address:
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[Signature Page to Voting Agreement]

SHAREHOLDERS

By:		By:
	Name:		Name: Address:
Address:
	Email:		Email:

By:		By:
	Name:		Name:
	Address:		Address:
	Email:		Email:

By:		By:
	Name:		Name:
	Address:		Address:
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By:
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Address:
Email:

[Signature Page to Voting Agreement]

EXHIBIT A

SPA

(This attachment has been omitted from Exhibit A to the Form of Voting Agreement, but is filed as Exhibit 2.1 to the Form 8-K filed by the Company.)

SCHEDULE I

PREFERRED SHARE OWNERSHIP IN HG (BERMUDA) LIMITED

No.	Shareholders	Preferred Shares